Accounts Receivable	12 Months Ended
Dec. 31, 2012
Notes
Accounts Receivable

NOTE 2:   ACCOUNTS RECEIVABLE

At December 31, 2012, 2011 and 2010, respectively, the Company has accrued receivables for oil and gas production from its Australian Overriding Royalty Interests of $19,882, $28,397 and $28,922. As well, at December 31, 2012 the Company recorded a receivable of $311,127 related to an exclusivity agreement with a major oil company who was evaluating ATP 582.  Collection of the accrued Australian production generally occurs during the quarter following the quarter of production; the exclusivity agreement receivable was collected in 2013.  The cost basis of the receivables are believed to approximate their fair values. No allowance for bad debts has been established because the Company has not experienced any significant inability to collect its receivables.